EXHIBIT 11
                                   ----------

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------




We consent to the reference to our firm and to the use of our report dated July 28, 1999 in the Post Effective Amendment Number 5 of WWW Trust.



/s/ Berge & Company LTD

Berge & Company LTD

Cincinnati, Ohio
September 24, 1999

                                       C-5

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